2x Bitcoin Strategy ETF (Consolidated)
Schedule of Investments
November 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 44.3%		Value
Money Market Funds - 44.3%	Shares
First American Government Obligations Fund, Class X - 4.56% (a)(b)	1,514,471,860	$1,514,471,860
TOTAL SHORT-TERM INVESTMENTS (Cost $1,514,471,860)		1,514,471,860

TOTAL INVESTMENTS - 44.3% (Cost $1,514,471,860)		1,514,471,860
Other Assets in Excess of Liabilities - 55.7% (c)		1,902,069,034
TOTAL NET ASSETS - 100.0%		$3,416,540,894
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
(b) (c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
Includes cash of $2,528,786,973 that is pledged as collateral for futures contracts.

2x Bitcoin Strategy ETF (Consolidated)
Schedule of Futures Contracts
November 30, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CME Bitcoin Reference Rate (BRR)	12,405	12/27/2024	$6,101,089,125	$782,859,665
CME Bitcoin Reference Rate (BRR)	1,462	01/31/2025	729,026,300	2,415,299
Net Unrealized Appreciation (Depreciation)				$785,274,964

2x Bitcoin Strategy ETF (Consolidated)
Schedule of Reverse Repurchase Agreements
November 30, 2024 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
FIXED INCOME CLEARING CORPORATION	4.98%	11/26/2024	12/03/2024	$5,923,304,120	$5,919,210,000
				$5,923,304,120	$5,919,210,000

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

2x Bitcoin Strategy ETF (Consolidated) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	$1,514,471,860	$–	$–	$1,514,471,860
Total Investments	$1,514,471,860	$–	$–	$1,514,471,860

Other Financial Instruments:
Futures Contracts*	785,274,964	–	–	785,274,964
Total Other Financial Instruments	$785,274,964	$–	$–	$785,274,964

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	–	5,919,210,000	–	5,919,210,000
Total Other Financial Instruments	$–	$5,919,210,000	$–	$5,919,210,000

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of November 30, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.